Supplement dated January 2, 2024

to the Prospectus and Initial Summary Prospectus, each dated November 28, 2023, as supplemented and Updating Summary Prospectus dated May 1, 2023

for MassMutual EnvisionSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”):

•	Effective January 2, 2024, Cboe Vest US Large Cap 10% Buffer Strategies VI Fund will be renamed Vest US Large Cap 10% Buffer Strategies VI Fund. All references in the Prospectuses to Cboe Vest US Large Cap 10% Buffer Strategies VI Fund will be replaced with Vest US Large Cap 10% Buffer Strategies VI Fund.
•	Effective January 2, 2024, Cboe Vest Financial, LLC, the investment adviser to the Cboe Vest US Large Cap 10% Buffer Strategies VI Fund, will be renamed Vest Financial, LLC. All references in the Prospectuses to Cboe Vest Financial, LLC will be replaced with Vest Financial, LLC.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Service Center at (800) 272-2216, 8 a.m.–8 p.m. Eastern Time.

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.massmutual.com.

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